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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-27887                33-0846191
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 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

    1921 E. Alton Avenue, Santa Ana, California                    92705
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    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     On December 22, 2005, Collectors Universe, Inc. consummated the acquisition of the business and substantially all of the assets of Gemprint Corporation, consisting primarily of a patented technology for non-invasive diamond identification which Gemprint uses to digitally capture the unique refractive light pattern (or "gemprint") of each diamond that is processed with that technology.

     The acquisition was consummated pursuant to an asset purchase agreement which, as previously announced, was entered into by the Company on November 30, 2005, with Gemprint and certain of its major shareholders. Under that agreement, Collectors Universe paid a purchase price consisting of $7.5 million in cash, at closing, and agreed to pay $1 for each diamond that the company registered using the Gemprint process in excess of 100,000 registrations during any year in the next five years. The asset purchase agreement and the sale of Gemprint's business and assets to Collectors Universe pursuant to that agreement were approved by the Gemprint shareholders at a special shareholders meeting held on December 19, 2005.

     A copy of the press release announcing this acquisition is attached as
Exhibit 99.1 to the Current Report on Form 8-K.

     In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          EXHIBIT NO.    DESCRIPTION
          ------------   -------------------------------------------------------
             99.1        Press Release of Collectors Universe, Inc. issued
                         December 22, 2005 announcing the completion of the acquisition of Gemprint Corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   COLLECTORS UNIVERSE, INC.

Dated: December 22, 2005                           By: /s/ JOE J. WALLACE
                                                       -------------------------
                                                       Joe J. Wallace,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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   99.1         Press Release of Collectors Universe, Inc. issued December 22,
                2005 announcing the completion of the acquisition of Gemprint Corporation

                                       E-1